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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                    September 23, 2002 (September 20, 2002)



                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



                 1-983                                    25-0687210
        (Commission File Number)               (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                  46545-3440
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:      574-273-7000

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ITEM 5. FINANCIAL STATEMENTS AND EXHIBITS

National Steel Corporation issued a press release on September 20, 2002 announcing the appointment of a new Chairman of the Board and Chief Executive Officer. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated September 20, 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NATIONAL STEEL CORPORATION

Date: September 23, 2002   By: /s/ Kirk A. Sobecki
                               -------------------------------------------------
                               Kirk A. Sobecki
                               Senior Vice President and Chief Financial Officer